UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2013 (June 10, 2013)

Signature Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Boulevard, Suite 1600, Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (805) 435-1255

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 10, 2013, Craig T. Bouchard, the Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of Signature Group Holdings, Inc. (the “Company”) attended an event with certain Company shareholders and other investors at the invitation of New Signature, LLC. Also in attendance at this event were Board member Philip G. Tinkler, Board nominee Raj Maheshwari, Executive Vice President & General Counsel Chris Manderson and Executive Vice President Thomas Donatelli. The event included an introduction to Mr. Bouchard and the new Board slate, as well as an overview of the Company, and was followed by a question-and-answer session.

Mr. Bouchard reported that he traveled to the Company’s headquarters in Sherman Oaks, CA on Friday, June 7, two days after being appointed CEO, and met with the Company’s employees, as well as the Company’s North American Breaker Co., LLC (“NABCO”) subsidiary in Burbank, CA.

In expressing enthusiasm for the potential of the Company, Mr. Bouchard reported a desire for the Company to pursue a focused strategy of growth through acquisitions, with a goal of each transaction being accretive. He stated that the Company would continue to pursue additional acquisitions and indicated an anticipated preference for transactions in the $100 – 400 million EBITDA range.

Mr. Bouchard, Mr. Tinkler and Mr. Manderson discussed generally that the Company would seek to utilize rights offerings, as discussed in the Company’s definitive proxy statement filed with the SEC on June 10, 2013, as a way to support and pursue acquisition activity. They added that recent improvements in the Company’s share price caused the Company’s market capitalization to exceed the $75 million threshold for eligibility to use a Form S-3 registration statement, enabling the Company to register securities on Form S-3 as long as it remains current in its SEC filings. Therefore, the Company could also consider utilizing a shelf registration statement on Form S-3 to register stock for rights offerings, potential acquisitions and other business purposes.

Mr. Bouchard reported that he was excited about the continued potential of the NABCO business. He reiterated the Company’s goals of exploring NABCO’s opportunities to grow and add value.

In discussing efforts to reduce the Company’s costs and streamline operations, Mr. Bouchard indicated that, the Company planned to reduce its headcount by five Company employees in the Sherman Oaks headquarters. He also noted that the Company did not presently intend to renew its sublease in April 2014 for its corporate headquarters space in Sherman Oaks, as he viewed such space as larger and more elaborate than the Company’s present needs. Instead, the Company will look for smaller space appropriate to its present size.

Regarding the Company’s debt, Mr. Bouchard indicated that the Company planned to explore refinancing, repurchasing or otherwise eliminating the Company’s outstanding notes payable, due December 2016, bearing interest at 9.0% per annum, especially in light of the current credit markets and the Company’s present cash position. Mr. Bouchard reported that the Company was working to complete the sale of its remaining mortgage portfolio, and that the Company anticipated completing the sale of such nonperforming residential loan portfolio and other owned real estate, as previously disclosed by the Company in its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 10, 2013, within the week.

Mr. Manderson noted that, as previously reported in the Company’s Annual Report for the year ended December 31, 2012 on Form 10-K, filed with the SEC on April 1, 2013 (the “Form 10-K”), the Company was continuing to make considerable strides in reducing the Company’s outstanding litigation matters and settling outstanding pre-bankruptcy mortgage-related claims. He added that the Company had recently received a favorable ruling from the California Superior Court in its cross-complaint action for breach of fiduciary duty, breach of confidence, representing conflicting interests and indemnification (the “Cross-Complaint Action”) against Alan Faigin, a former General Counsel of Fremont, which would permit the Company to postpone payment of the previously disclosed, approximately $1.4 million in damages awarded by a jury in February 2010 and subsequently upheld by the California Court of Appeal pending resolution of the Cross-Complaint Action. The Company continues to maintain its reserve for such damages award.

This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. The Company does not intend to update this information or release similar information in the future.

The information under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information under Item 7.01 in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

This Item 7.01 includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon current expectations and beliefs of the Company. The Company does not undertake to update or revise forward-looking statements in this Current Report to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws. The Company’s Annual Report on Form 10-K for the year ended December 31, 2012, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, discuss important risk factors that could contribute to such changes in the forward-looking statements or otherwise affect Signature’s business, results of operations and financial condition. Important assumptions and other important factors that could cause changes in our financial condition or results of operations or could cause actual results to differ materially from those forward-looking statements include, but are not limited to:

•	the Company’s ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions;

•	the Company’s ability to achieve future profitability;

•	the Company’s ability to control operating costs and other expenses;

•	the Company’s ability to raise additional capital on acceptable terms and on a timely basis;

•	the Company’s ability to use federal and state net operating loss carryforwards (“NOLs”) and recognize future tax benefits;

•	general economic conditions may be worse than expected;

•	competition among other companies with whom the Company competes may increase significantly;

•	inflation and changes in the interest rate environment that reduce the Company’s margins or reduce the fair value of financial instruments;

•	volatility and adverse changes in the securities markets;

•	the loss of key personnel or the ability to cost effectively attract, retain and motivate key personnel;

•	the Company’s ability to maintain disclosure controls and procedures and internal control over financial reporting to ensure timely, effective and accurate financial reporting;

•

changes in accounting policies and practices, as may be adopted by regulatory agencies and other organizations, including without limitation the Financial Accounting Standards Board (“FASB”), the SEC and the Public Company Accounting Oversight Board;

•

changes in laws or government regulations or policies affecting the Company’s legacy business related to residential mortgage lending and servicing, which are now a part of the Company’s discontinued operations;

•	the impact of new litigation matters, or changes in litigation strategies brought against us in the Company’s business or Fremont’s prior businesses;

•	changes in the financial condition or future prospects of issuers of debt or equity securities that the Company owns; and

•

other factors, risks and uncertainties described in the Company’s Annual Report on Form 10-K under Part I, Item 1A “Risk Factors,” as may be supplemented in the Company’s other filings with the SEC from time to time.

No stock exchange or regulatory authority has approved or disapproved of the information contained herein.

All forward-looking statements set forth herein are qualified by these cautionary statements and are made only as of the date hereof. The Company undertakes no obligation to update or revise the information contained herein including, without limitation, any forward-looking statements whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2013	SIGNATURE GROUP HOLDINGS, INC.

/S/ CHRIS MANDERSON
Chris Manderson
Executive Vice President and General Counsel